UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2025

Richtech Robotics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41866	88-2870106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4175 Cameron St Ste 1

Las Vegas, NV 89103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 236-3835

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class B Common Stock, par value $0.0001 per share	RR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 10, 2025, Richtech Robotics Inc., a Nevada corporation (the “Company”) entered into a warrant exercise inducement offer letter (the “Inducement Letter”) with a holder (the “Holder”) of its existing common stock warrants exercisable for an aggregate of 2,699,797 shares of its Class B common stock (collectively, the “Existing Warrants”), to exercise its Existing Warrants at the existing exercise price of $1.35 per share, in exchange for the Company’s agreement to issue new common stock warrants to purchase 2,699,797 shares of Class B common stock at an exercise price per share of $4.00 (the “Inducement Warrants”). The aggregate gross proceeds from the exercise of the Existing Warrants are approximately $3,644,726, before deducting financial advisory fees. The Company intends to use the net proceeds from the exercise of the Existing Warrants for working capital and general corporate purposes.

The shares of Class B common stock issuable upon exercise of the Existing Warrants are registered for issuance pursuant to a registration statement on Form S-1 (File Nos. 333-281789 and 333-281848), which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 3, 2024.

In consideration for the immediate exercise of the Existing Warrants for cash, the Holder received the Inducement Warrants in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Inducement Warrants have an exercise price of $4.00 per share, are immediately exercisable and will be exercisable for five years from the date of issuance.

The Inducement Warrants and the shares of Class B common stock underlying the Inducement Warrants (the “Inducement Warrant Shares”) offered in the private placement have not been registered under the Securities Act or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. The Inducement Warrant Shares are entitled to registration rights.

Item 3.02 Unregistered Sales of Equity Securities.

The Company intends to issue the Inducement Warrants pursuant to the same exemption or pursuant to the exemption provided by Section 3(a)(9) of the Securities Act. The description of the Inducement Warrants under Item 1.01 of this Current Report is incorporated herein by reference. The form of the Inducement Warrants is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required, the information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Inducement Warrant
10.1	Form of Inducement Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Richtech Robotics Inc.

	By:	/s/ Zhenwu (Wayne) Huang
		Name:	Zhenwu (Wayne) Huang
		Title:	Chief Executive Officer and Director

Dated: February 11, 2025

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